SUMMARY PROSPECTUS | February 28, 2025

InfraCap MLP ETF
(Ticker: AMZA)

a series of
ETFIS SERIES TRUST I

The InfraCap MLP ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the
Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated February 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

InfraCap MLP ETF (the “Fund”) seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.95%
Income Tax Expenses (Includes Interest Expense and Accrued and Deferred Income Tax Expense/Benefit)(2)(3)	1.80%
Total Annual Fund Operating Expenses	2.75%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s sub-adviser pays all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund.

(2)The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended October 31, 2024, the Fund had net operating loss of $9,273,391, accrued $6,841,841 in deferred income tax expense and accrued $2,519,587 in current income tax expense and franchise tax expense.

(3)Income tax expense is based on estimated amounts for the current fiscal year.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$278	$853	$1,454	$3,080

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in high taxes for the Fund. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively, “energy products”) and that trade on a national securities exchange. The Fund may invest in securities of MLPs of all capitalization sizes.

The Fund’s investment strategy will be guided by the following policies:

•The Fund will typically focus on “midstream” MLPs (discussed below).

•In addition to investments in MLPs, the Fund may also write call and put options on securities, ETFs or security indexes in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

•The Fund may also borrow from banks for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the Investment Company Act of 1940 (the “1940 Act”).

•The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.

•Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

•The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., exchange traded funds (“ETFs”) and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities.

•The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream” MLPs are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products. Midstream MLPs may include MLP C-corps which are midstream energy companies structured as corporations that invest in master limited partnerships (MLPs).

The Sub-Adviser expects that monthly cash distributions will constitute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the securities of issuers engaged primarily in energy-related industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

WHAT IS AN MLP?

An MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain partnership audit rules. To qualify as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner (that typically controls the operations and management of the MLP) and limited partners (that typically own common units in the MLP that have only limited voting rights).

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

MLP Risk. Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

Energy Infrastructure Sector Risks. Risks of investing in companies in the energy infrastructure sector include, but are not limited to, reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products; changes in the regulatory environment; extreme weather; rising interest rates; and threats of attack by terrorists.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level. Accordingly, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being required to pay U.S. federal income tax on its taxable income, which could result in a reduction in the value of your investment in the Fund and lower its income.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

MLP Liquidity Risk. Although common units of MLPs trade on a national securities exchange, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Deferred Tax Liability Risk. The Fund is taxed as a corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the corporate income tax rate as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. As a “C” corporation, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. All or a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market; the possibility that a counterparty will default in the performance of its obligations; the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

Risks of Investing in ETFs and Other Registered Investment Companies. In addition to the risks associated with the underlying assets held by an ETF or other registered investment company, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by such vehicle could decrease. Investments in ETFs are also subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments.

Small- and Mid-Capitalization Companies Risk. Small- and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small- and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Market Risk.  The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk.  The Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

60%
30%
0%
-30%
-60%
(45.59)%
23.91%
(6.56)%
(25.10)%
4.95%
(49.79)%
52.22%
32.23%
23.47%
30.90%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 65.99% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (74.01)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	10 Years
Before taxes	30.90%	10.31%	(2.10)%
After taxes on distributions(1)	28.52%	8.92%	(2.89)%
After taxes on distributions and sale of shares(1)	19.71%	7.85%	(1.70)%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	12.73%
Alerian MLP Infrastructure Index (reflects no deduction for fees, expenses or taxes)	26.70%	14.75%	3.28%

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since October 2014) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund is taxed as a regular corporation or “C” corporation for U.S. federal, state and local income tax purposes. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Shares (but not below zero).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.